Exhibit 10.3(b)


       Schedule of Warrant (refinancings after October 31, 2005) Issued by
                NCT Group, Inc. to Carole Salkind on May 10, 2006


                     Expiration                                      Shares
    Grant Date          Date             Exercise Price              Granted
    ----------          ----             --------------              -------
     05/10/06         05/10/11        Greater of: (i)$0.0020;      36,750,000
                                      or (ii) the par value of
                                      NCT Group, Inc.
                                      common stock on the
                                      date of exercise